===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 13, 2002



                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





            TEXAS                        1-12833               75-2669310
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)




            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


===============================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.   Description

    10 Amendment, dated as of October 13, 2002, to the Three-Year Revolving Credit Agreement (Credit Agreement), dated as of May 1, 2002, among TXU Corp., Citibank, N.A., as Administrative Agent, and the financial institutions named therein. (The Credit Agreement was filed as Exhibit 10(c) to TXU Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, File No. 1-12833.)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TXU CORP.

                                    By: /s/ Kirk R. Oliver
                                        -------------------------------
                                    Name:  Kirk R. Oliver
                                    Title: Treasurer and Assistant Secretary

      Dated:  October 16, 2002